CAVANAL HILL FUNDS

Supplement dated August 15, 2024

to the

Cavanal Hill Funds’ Prospectus and

Statement of Additional Information,

dated December 28, 2023,

and the

Cavanal Hill U.S. Treasury Fund and Cavanal Hill Government Securities Money

Market Fund Summary Prospectuses,

each dated December 28, 2023,

and the

Cavanal Hill Ultra Short Tax-Free Income Fund Summary Prospectus

dated December 28, 2023, and Supplemented February 9, 2024

This Supplement provides updated information regarding portfolio managers of (i) the Cavanal Hill U.S. Treasury Fund, (ii) the Cavanal Hill Government Securities Money Market Fund and (iii) the Cavanal Hill Ultra Short Tax-Free Income Fund and supersedes any information to the contrary in the Prospectus, Statement of Additional Information and Summary Prospectuses dated December 28, 2023, each as supplemented or modified thereafter.

Change in Portfolio Manager: U.S. Treasury Fund and Government Securities Money Market Fund

Effective August 15, 2024, Ryan Friedl will be a portfolio manager of each of the U.S. Treasury Fund and the Government Securities Money Market Fund. Mr. Friedl is a Vice President and joined Cavanal Hill Investment Management, Inc. in 2013. Mr. Friedl was promoted from Officer to Assistant Vice President in 2019, from Assistant Vice President to Vice President in 2022, and from Trader II to Trader III in 2023.

Change in Portfolio Manager: Ultra Short Tax-Free Income Fund

Effective August 15, 2024, Keaton Hoppe, CFA, will be a portfolio manager of the Ultra Short Tax-Free Income Fund. Mr. Hoppe is a Vice President and joined Cavanal Hill Investment Management, Inc. in 2013. Mr. Hoppe has been a tax-exempt fixed income portfolio manager for the past 5 years. Mr. Hoppe holds the Chartered Financial Analyst® designation.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.